                                                                     Exh 10.1.12

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

No.:  KP-1


                                     WARRANT
                            TO PURCHASE COMMON STOCK
                                       OF
                            BEACON POWER CORPORATION

                           (void after August 2, 2005)


      1. ISSUANCE OF WARRANT. FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from Beacon Power Corporation, a Delaware corporation (the "Company"), at any time before 5:00 p.m. New York time on August 2, 2005 (the "Termination Date"), at a price per share equal to (the Warrant Price) (as defined below and subject to adjustment as described below), 20,000 shares of the Common Stock, $.01 par value per share (the "Warrant Stock") upon exercise of this warrant (this "Warrant") pursuant to
Section 6 hereof. This Warrant is issued pursuant to the Securities Purchase Agreement (as defined below).

      2. DEFINITIONS. As used in this Warrant, the following terms have the definitions ascribed to them below:

            (a) "Business Day" means any day other than a Saturday, Sunday or other day on which the national or state banks located in the Commonwealth of Massachusetts are authorized to be closed.

            (b) "Commencement Time" means immediately prior to the consummation of a Liquidity Event.

            (c) "Common Stock" means the Company's Common Stock, $.01 par value per share.

            (d)   "Holder" means Kaufman-Peters Company, or its assigns.

            (e) "Liquidity Event" means the consummation of an underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended (a "Public Offering").

            (f) "Person" means any individual, corporation, partnership, limited liability company, or other entity.

            (g) "Warrant Price" means the initial offering price per share of the Common Stock in the first Public Offering, in each case subject to adjustment under Section 3.

            (h)   "Warrant Stock" means the Common Stock.

            (i) "Warrant Stock Class" means the class of capital stock or other securities that includes the Warrant Stock.

      3. ADJUSTMENTS AND NOTICES. The Warrant Price and/or the Warrant Stock shall be subject to adjustment from time to time in accordance with this Section
3. The Warrant Price and/or the Warrant Stock shall be adjusted to reflect all of the following events that occur on or after the Commencement Time.

            (a) REORGANIZATION, MERGER ETC. In case of any (i) merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, (ii) sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company or (iii) sale by the Company's shareholders of 50% or more of the Company's outstanding securities in one or more related transactions, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised or unconverted portion of this Warrant, and in lieu of the shares of Warrant Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Warrant Stock then purchasable under this Warrant. Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3. The provisions of this subparagraph (a) shall similarly apply to successive transactions of the type described in this subparagraph (a).

            (b) CERTIFICATE OF ADJUSTMENT. In each case of an adjustment or readjustment of the Warrant Price, the Corporation, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder. The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based. No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

            (c) NO IMPAIRMENT. The Company shall not, by amendment of its Certificate of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder's rights under this Section 3 against impairment. If the Company takes any action affecting the Warrant Stock Class other than as described above that adversely affects the Holder's rights under this Warrant, the Warrant Price shall be adjusted downward.

            (d) FRACTIONAL SHARES. No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share. If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

      4. NO SHAREHOLDER RIGHTS. This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

      5. RESERVATION OF STOCK. The Company will reserve from its authorized and unissued stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant. Issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

      6. EXERCISE OF WARRANT. This Warrant may be exercised as a whole or in part by the Holder, at the Commencement Time and prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as ATTACHMENTS 1 AND 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased. This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date. As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise. If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

      7. NOTICE OF LIQUIDITY EVENT. The Company shall provide the Holder with at least 10 Business Days advance written notice prior to the consummation of any Liquidity Event describing in reasonable detail the terms and conditions of such Liquidity Event and an estimate of the Warrant Price derivable from such Liquidity Event.

      8. TRANSFER OF WARRANT. This Warrant may be transferred or assigned by the Holder hereof as a whole or in part, provided that the transferor provides, at the Company's request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities law applicable with respect to any other applicable jurisdiction.

      9. TERMINATION. This Warrant shall terminate at 5:00 p.m. New York City time on the Termination Date.

      10. LOCK-UP. The Holder will not, without the prior written consent of Salomon Smith Barney Inc., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the Holder or any affiliate of the Holder or any person in privity with the Holder or any affiliate of the Holder), directly or indirectly, in the filing of a registration statement with the Securities and Exchange Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated hereunder with respect to, any shares of capital stock of the Company or any securities convertible into, or exercisable or exchangeable for such capital stock, or publicly announce an intention to effect any such transaction, for a period of 180 days after the date of the proposed Underwriting Agreement (the "Underwriting Agreement"), between the Company, and each of the Underwriters named therein, in connection with the Company's pending initial public offering, other than shares of Common Stock disposed of as bona fide gifts approved by Salomon Smith Barney Inc. If for any reason the Underwriting Agreement shall be terminated prior to the Closing Date (as defined in the Underwriting Agreement), this provision shall be of no further effect.

      11. MISCELLANEOUS. This Warrant shall be governed by the laws of the State of Delaware, as such laws are applied to contracts to be entered into and performed entirely in Delaware by Delaware residents. The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof. Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant. All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

                                      ISSUED:  August 2, 2000



                                               BEACON POWER CORPORATION

                                               By:      /s/ William E. Stanton

                                               Name:    William E. Stanton

                                               Title:   President

                                   Attachment 1



NOTICE OF EXERCISE

TO:      BEACON POWER CORPORATION

1. The undersigned hereby elects to purchase _______________ shares of Warrant Stock of Beacon Power Corporation pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2. Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:



                          ------------------------------
                                     (Name)

                          -------------------------------
                                    (Address)



---------------------------------------     -----------------------------------
(Date)                                            (Name of Warrant Holder)


                                                  By:__________________________

                                                  Title:_______________________

                                  Attachment 2

                       INVESTMENT REPRESENTATION STATEMENT


         In connection with the purchase of the shares of Warrant Stock upon exercise of the enclosed Warrant, the undersigned hereby represents to Beacon Power Corporation (the "Company") as follows:

(a) The securities to be received upon the exercise of the Warrant (the "Securities") will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control. By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b) The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the "Securities Act"), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to
Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company's reliance on such exemptions is predicated on the undersigned's representations set forth herein.

(c) The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company's counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d) The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment. The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company's business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company's disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company

(e) The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available. The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.


         Dated:________________________

         ---------------------------------------
         (Typed or Printed Name)

         By:____________________________________
              (Signature)

         ---------------------------------------
         (Name)
         ---------------------------------------
         (Title)



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